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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(D) OF
                     THE SECURITIES AND EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): March 15, 2001


                        Commission file number 001-12055



                        PARACELSUS HEALTHCARE CORPORATION
             (Exact name of registrant as specified in its charter)



          CALIFORNIA                                       95-3565943
(State or other jurisdiction of                           (IRS Employer
 incorporation or organization)                        Identification No.)



                  515 W. GREENS ROAD, SUITE 500, HOUSTON, TEXAS
                    (Address of principal executive offices)



            77067                                        (281) 774-5100
          (Zip Code)                             (Registrant's telephone number,
                                                      including area code)

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Item 4. Changes in Registrant's Certifying Accountant

     On March 15, 2001, the accounting firm, Ernst & Young LLP ("EY"), resigned as the auditor of the financial statements of Paracelsus Healthcare Corporation (the "Company"). EY resigned because statements made by a representative of the Creditors Committee in the Paracelsus bankruptcy could in the future create the appearance that EY lacks the necessary independence to remain as the auditors for the Company.

     During the two most recent fiscal years and through March 15, 2001 (the "Reporting Period"), none of EY's reports on the Company's financial statements contained an adverse opinion or a disclaimer of opinion, or were qualified or modified as to uncertainty, audit scope or accounting principles except that the report for the 1999 fiscal year included a paragraph expressing substantial doubt about the Company's ability to continue as a going concern. During the Reporting Period, there were no matters of disagreement with EY on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures that, if not resolved to the satisfaction of EY, would have caused EY to make a reference to the matter in its reports on the financial statements. In addition, during the Reporting Period there were no "reportable events" as described in Item 304 (a)(1)(v) of Regulation S-K.

     The Company requested EY to furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of EY's letter, dated March 16, 2001, is filed as an exhibit to this Form 8-K.

     On March 15, 2001, the Company engaged PricewaterhouseCoopers LLP ("PwC") as its new accounting firm to audit the Company's financial statements. The decision to engage PwC was approved by the Company's Board of Directors and is subject to the approval of the Bankruptcy Court. During the Reporting Period, PwC has not been engaged as either the principal accountant of the Company to audit its financial statements or of any significant subsidiary. During the Reporting Period, the Company has not consulted with PwC about any of the matters listed in Regulation S-K Item 304(a)(2)(i) or (ii).

     Given the above events, the Company will be not be able to file its Form 10-K with the Securities and Exchange Commission by the statutory due date of March 31, 2001.

Item 7. Financial Statements and Exhibits.

     (c) Exhibits

     Letter of Ernst & Young LLP regarding its concurrence with the disclosure under Item 4 of this Form 8-K.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        Paracelsus HealthcareCorporation
                                                  (Registrant)


Dated: March 21, 2001                   By: /s/  LAWRENCE A. HUMPHREY
                                         -----------------------------
                                            Lawrence A. Humphrey
                                           Executive Vice President,
                                           & Chief Financial Officer

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                                  EXHIBIT INDEX


EXHIBIT
NUMBER              DESCRIPTION
-------             -----------
   1                Letter of Ernst & Young LLP regarding its concurrence with the disclosure under Item 4 of this Form 8-K.